EXHIBIT 4.3

                                  AGREEMENT
                      REGARDING CROSS-COLLATERALIZATION
                         AND CROSS-DEFAULT PROVISIONS

      THIS AGREEMENT REGARDING CROSS-COLLATERALIZATION AND CROSS-DEFAULT PROVISIONS (this "Agreement") is entered into as of the 26th day of June 1996 by and among FFCA ACQUISITION CORPORATION, a Delaware corporation ("FFCA"), ARBY'S RESTAURANT DEVELOPMENT CORPORATION, a Delaware corporation ("ARDC"), ARBY'S RESTAURANT HOLDING COMPANY, a Delaware corporation ("ARHC"), and ARBY'S, INC., a Delaware corporation ("Arby's") (ARDC, ARHC and Arby's are referred to collectively as "Borrowers").

                            PRELIMINARY STATEMENT:

      FFCA and Borrowers have entered into, and may enter into in the future, certain loan and/or sale/leaseback transactions ("Borrower Transactions") with respect to the development, acquisition and/or financing of restaurant properties. FFCA and/or its affiliates and affiliates of Borrowers may have entered into, and may enter into in the future, certain loan and/or sale/leaseback transactions ("Affiliate Transactions") with respect to the development, acquisition and/or financing of restaurant properties (the Borrower Transactions and the Affiliate Transactions are referred to collectively as the "Transactions"). All of the Transactions other than those Transactions involving the Securitized Loans (as defined below) are referred to herein as the "Excluded Transactions."

      FFCA intends to convey certain mortgage loans and, if applicable, the corresponding equipment loans (collectively, the "Securitized Loans") in connection with a securitization of assets (the "Securitization"), which Securitized Loans are identified by loan number and address of the corresponding property on Exhibit A attached hereto.

      Certain of the documents evidencing the Securitized Loans include (i) cross-default provisions whereby a default under Securitized Loan documents can create or be declared to be a default under the documents evidencing the Excluded Transactions, (ii) cross-collateralization provisions which provide that real and personal property securing the obligations of Borrowers under the Securitized Loans also secure the obligations of Borrowers and/or affiliates of Borrowers under one or more of the Excluded Transactions, and
(iii) cross-collateralization provisions which provide that real and personal property securing the obligations of Borrowers and/or affiliates of Borrowers under the Excluded Transactions also secure the obligations of Borrowers under one or more of the Securitized Loans.

      In connection with the Securitization, FFCA and Borrowers, and their respective affiliates, as applicable, desire to establish that a default under the documents evidencing the Excluded Transactions will not constitute a default under the documents evidencing the Securitized Loans, that no real and personal property which is security for Securitized Loans



05/33792
FFCA Securitization
1641/02-188
shall secure the obligations of Borrowers and/or their affiliates under Excluded Transactions, and that no real and personal property which is security for Excluded Transactions shall secure the obligations of Borrowers under Securitized Loans.

                                  AGREEMENT:

      FFCA and Borrowers agree as follows:

      Section 1. Events of Default. No default, event of default or similar occurrence (however defined or described, an "Event of Default") under any document evidencing one or more of the Excluded Transactions shall be or cause any Event of Default under any document evidencing one or more of the Securitized Loans. Notwithstanding the foregoing:

            (i) an Event of Default under any document evidencing one or more of the Excluded Transactions shall be and continue to constitute an Event of Default under all other Excluded Transactions; and

            (ii) an Event of Default under any document evidencing one or more of the Securitized Loans shall be and continue to constitute an Event of Default under all Securitized Loans and all Excluded Transactions, to the same extent as if this Agreement had never been entered into.

      Section 2. Cross-Collateralization. No real and personal property described as collateral in the applicable granting clauses of the documents evidencing Securitized Loans shall secure the obligations of Borrowers and/or their affiliates under the Excluded Transactions, and no real and personal property described as collateral in the applicable granting clauses of the documents evidencing Excluded Transactions shall secure the obligations of Borrowers under the Securitized Loans.

      Section 3. Ratification. Except as otherwise set forth in this Agreement, the documents evidencing the Transactions which are outstanding as of the date of this Agreement are unmodified and in full force and effect.


      Section 4.  Miscellaneous.

      (a) Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.




05/33792
FFCA Securitization
1641/02-188
                                      2

      (b) Other Documents. Each of the parties agrees to sign such other and further documents as may be reasonably appropriate to carry out the intentions expressed in this Agreement.

      (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

      (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of FFCA, Borrowers and the undersigned affiliate of Borrowers, and their successors and permitted assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel.

      (e) Joinder by Affiliate of Borrowers. The undersigned affiliate of Borrowers is joining in the execution of this Agreement for the purpose of acknowledging and agreeing to the terms and conditions of this Agreement.



05/33792
FFCA Securitization
1641/02-188
                                      3

      IN WITNESS WHEREOF, FFCA and Borrowers have entered into this Agreement as of the date first written above.

                                    FFCA ACQUISITION CORPORATION, a
                                    Delaware corporation

                                    By  /s/ DENNIS L. RUBEN
                                        Dennis L. Ruben
                                        Senior Vice President and
                                        General Counsel

                                    ARBY'S RESTAURANT DEVELOPMENT
                                    CORPORATION, a Delaware corporation

                                    By  /s/ JONATHAN P. MAY
                                    Printed Name  Jonathan P. May
                                    Its  Vice President


                                    ARBY'S RESTAURANT HOLDING COMPANY,
                                    a Delaware corporation

                                    By  /s/ KENNETH C. FISCHER
                                    Printed Name  Kenneth C. Fischer
                                    Its  Vice President

                                    ARBY'S, INC., a Delaware corporation

                                    By  /s/ KENNETH C. FISCHER
                                    Printed Name  Kenneth C. Fischer
                                    Its  Vice President


Acknowledged and agreed to by:

                                    TRIARC COMPANIES, INC., a Delaware
                                    corporation

                                    By  /s/ JOHN L. COHLAN
                                    Printed Name  John L. Cohlan
                                    Its  Sr. Vice President, Corp. Finance





05/33792
FFCA Securitization
1641/02-188
                                      4

                                   EXHIBIT A

                               SECURITIZED LOANS



05/33792
FFCA Securitization
1641/02-188
                                      5

                                   EXHIBIT A

                               SECURITIZED LOANS

                   ARBY'S RESTAURANT DEVELOPMENT CORPORATION


==============================================================================
LOAN             PROPERTY
NUMBER           ADDRESS                    CITY               STATE     ZIP
==============================================================================
------------------------------------------------------------------------------
8000-3769        1061 Highway 260           Cottonwood         AZ        85028
------------------------------------------------------------------------------
8000-3761        4322 Poplar Level Rd.      Lowsville          KY        40213
------------------------------------------------------------------------------
8000-3725        13063 Eureka Road          Southgate          MI        48195
------------------------------------------------------------------------------
8000-3726        1150 Livernois Rd.         Troy               MI        48084
------------------------------------------------------------------------------
8000-3728        30049 Ford Rd.             Garden City        MI        48135
------------------------------------------------------------------------------
8000-3729        34475 Michigan Ave.        Wayne              MI        48184
------------------------------------------------------------------------------
8000-3731        10500 Telegraph Rd.        Taylor             MI        48180
------------------------------------------------------------------------------
8000-3735        14864 Southfield Rd.       Allen Park         MI        48101
------------------------------------------------------------------------------
8000-3736        1455 N. Telegraph Rd.      Monroe             MI        48161
------------------------------------------------------------------------------
8000-3740        29515 Southfield Rd.       Southfield         MI        48076
------------------------------------------------------------------------------
8000-3746        44040 Ford Rd.             Canton Township    MI        48187
------------------------------------------------------------------------------
8000-3777        712 DeSota CV              Horn Lake          MS        38637
------------------------------------------------------------------------------
8000-3734        101 N. Skibo Rd.           Fayetteville       NC        28203
------------------------------------------------------------------------------
8000-3741        1915 Lejeur Blvd.          Jacksonville       NC        28540
------------------------------------------------------------------------------
8000-3743        2340 Randallmann Rd.       Greensboro         NC        27405
------------------------------------------------------------------------------
8000-3744        1001 Summit Ave.           Greensboro         NC        27406
------------------------------------------------------------------------------
8000-3753        301 Murcheison Rd.         Spring Lake        NC        28390
------------------------------------------------------------------------------
8000-3766        1106 W Cumberland St.      Dunn               NC        28334
------------------------------------------------------------------------------
8000-3767        5278 N. Roxboro Rd.        Durham             NC        27712
------------------------------------------------------------------------------
8000-4149        838 S. Van Buren Rd.       Eden               NC        27288
------------------------------------------------------------------------------
8000-3768        3802 S. Holden Rd.         Greensboro         NC        69502
------------------------------------------------------------------------------
8000-3780        1400 S. Main St.           Laurinburg         NC        28352
------------------------------------------------------------------------------
8000-3783        2105 E. US Hwy. 54         Durham             NC        27713
------------------------------------------------------------------------------
8000-3957        403 Raleigh Rd.            Henderson          NC        27536
------------------------------------------------------------------------------
8000-3962        1401 N. Miami St.          Fuguay Varina      NC        27526
------------------------------------------------------------------------------
8000-3723        29 Boardman Canfield Rd.   Youngstown         OH        44512
------------------------------------------------------------------------------
8000-3724        5445 Northfield Rd.        Bedford Hts.       OH        44146
------------------------------------------------------------------------------
8000-3730        2467 S. Hamilton Rd.       Columbus           OH        43232
------------------------------------------------------------------------------
8000-3732        3330 Maple Ave.            Zanesville         OH        43701
------------------------------------------------------------------------------
8000-3733        7690 Mentor Ave.           Mentor             OH        44060
------------------------------------------------------------------------------
8000-3737        4477 Youngstown Rd. S.E.   Warren             OH        44484
------------------------------------------------------------------------------
8000-3738        12763 Rockside Rd.         Garfield Heights   OH        44125
------------------------------------------------------------------------------
8000-3739        34635 Euclid Ave.          Willoughby         OH        44094
------------------------------------------------------------------------------
8000-3742        3650 Riverside Rd.         Upper Arlington    OH        43221
------------------------------------------------------------------------------
8000-3751        26000 Euclid Ave.          Euclid             OH        44123
------------------------------------------------------------------------------
8000-3759        7646 Day Drive             Parma              OH        44129
------------------------------------------------------------------------------
8000-4122        1840 Winderly Lane         Pickerington       OH        43147
------------------------------------------------------------------------------
8000-3745        1212 Murfreesboro Rd.      Nashville          TN        37217
------------------------------------------------------------------------------
8000-3747        435 West Main St.          Hendersonville     TN        37075
------------------------------------------------------------------------------
8000-3748        3561 Mendenhall Rd.        Memphis            TN        38115
------------------------------------------------------------------------------
8000-3755        919 Gallatin Rd.           Madison            TN        37115
------------------------------------------------------------------------------
8000-3756        1370 Union Avenue          Memphis            TN        38104
------------------------------------------------------------------------------
8000-3762        3196 Dickerson Rd.         Nashville          TN        37207
------------------------------------------------------------------------------
8000-3765        967 W. US Hwy. 72          Collierville       TN        38017
------------------------------------------------------------------------------
8000-3772        2044 Metro Center Blvd.    Nashville          TN        37208
------------------------------------------------------------------------------
8000-3773        1622 N. Locust             Lawrenceburg       TN        38464
------------------------------------------------------------------------------
8000-3781        4740 Showcase              Memphis            TN        38118
------------------------------------------------------------------------------
8000-3782        1860 Germantown Pkwy.      Cordova            TN        38081
------------------------------------------------------------------------------
8000-3758        326 Ingleside Road         Princeton          WV        24740
==============================================================================


05/33484
FFCA Acquisition Corporation
ARDC
Cross-default/Cross-collateral

                                   EXHIBIT A

                               SECURITIZED LOANS

                     ARBY'S RESTAURANT HOLDING CORPORATION


==============================================================================
LOAN             PROPERTY
NUMBER           ADDRESS                    CITY               STATE     ZIP
==============================================================================
------------------------------------------------------------------------------
8000-4078        1392 W. Elliot Rd.         Tempe              AZ        85283
------------------------------------------------------------------------------
8000-3770        924 N.W. 62nd St.          Ft. Lauderdale     FL        33309
------------------------------------------------------------------------------
8000-3771        11755 Pines Blvd.          Pembroke Pines     FL        33026
------------------------------------------------------------------------------
8000-3774        20203 S. Dixie Hwy.        Miami              FL        33157
------------------------------------------------------------------------------
8000-3775        1033 Dunn Ave. Rd.         Jacksonville       FL        32208
------------------------------------------------------------------------------
8000-3776        10160 Phillips Hwy.        Jacksonville       FL        32256
------------------------------------------------------------------------------
8000-3779        1413 E. Semoian Blvd.      Casselberry        FL        32707
------------------------------------------------------------------------------
8000-3975        I-95 and Malabar Rd.       Palm Bay           FL        32905
------------------------------------------------------------------------------
8000-4001        11500 S.W. 72nd St.        Miami              FL        33173
------------------------------------------------------------------------------
8000-4002        9597 4th St. N.            St. Petersburg     FL        33702
------------------------------------------------------------------------------
8000-4005        1909 S. Frontage Road      Plant City         FL        33566
------------------------------------------------------------------------------
8000-4006        6760 S.W. 8th St.          Miami              FL        33144
------------------------------------------------------------------------------
8000-4008        1486 N.E. 163rd St.        N. Miami Beach     FL        33162
------------------------------------------------------------------------------
8000-4009        590 University Dr.         Coral Springs      FL        33065
------------------------------------------------------------------------------
8000-4119        12901 W. Sunrise Blvd.     Sunrise            FL        33323
------------------------------------------------------------------------------
8000-4120        896 Blanding Blvd.         Orange Park        FL        32065
------------------------------------------------------------------------------
8000-4121        2811 S.W. College Rd.      Ocala              FL        34474
------------------------------------------------------------------------------
8000-4150        4620 W. Lake Mary Blvd.    Lake Mary          FL        32746
------------------------------------------------------------------------------
8000-3973        2815 S. Main St.           High Point         NC        27263
------------------------------------------------------------------------------
8000-4004        543 W. Dixie Dr.           Asheboro           NC        27203
------------------------------------------------------------------------------
8000-4077        1103 N. Berkley Blvd.      Goldsboro          NC        27534
------------------------------------------------------------------------------
8000-4149        838 S. Van Buren Rd.       Eden               NC        27288
------------------------------------------------------------------------------
8000-4099        2702 Woodville Rd.         Northwood          OH        43619
------------------------------------------------------------------------------
8000-4101        760 W. Market St.          Tiffin             OH        44883
------------------------------------------------------------------------------
8000-4003        103 Madison St.            Shelbyville        TN        37610
------------------------------------------------------------------------------
8000-4074        1130 Murfreesboro Rd.      Franklin           TN        37064
------------------------------------------------------------------------------
8000-4100        961 U.S. Highway 51        Covington          TN        38019
------------------------------------------------------------------------------
8000-4007        1257 E. Draper Pkwy.       Draper             UT        84020
==============================================================================


05/33479
FFCA Acquisition Corporation
ARHC
Cross-default/Cross-collateral

                                   EXHIBIT A

                               SECURITIZED LOANS

                                  ARBY'S INC.


==============================================================================
LOAN             PROPERTY
NUMBER           ADDRESS                    CITY               STATE     ZIP
==============================================================================
------------------------------------------------------------------------------
4934-0059        10705 W. Flagler St.       Miami              FL        33174
------------------------------------------------------------------------------
4937-0901        1720 E. Sunrise Blvd.      Fort Lauderdale    FL        33304
------------------------------------------------------------------------------
4967-0903        619 N. State Road #7       Margate            FL        33063
==============================================================================


05/33446
FFCA Acquisition Corporation
Cross-default/Cross-collateral
Arby's